                                                                                                                        Exhibit 99.7


[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                            Class 3-A Corridor Contract Agreement Schedule and Strike Rates
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                Notional                                                               Notional
   Period     Schedule ($)        Cap Strike (%)     Cap Ceiling (%)     Period      Schedule ($)    Cap Strike (%)  Cap Ceiling (%)
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     1        550,536,000           6.29606             7.25000            46        101,055,334        8.95720        11.52799
     2        545,642,567           6.07717             7.25000            47         99,838,296        8.57948        11.52330
     3        539,414,335           5.87238             7.25000            48         96,586,017        9.31251        11.51369
     4        531,855,607           5.87168             7.25000            49         93,448,237        8.97117        11.52300
     5        522,978,931           6.07498             7.25000            50         90,415,886        9.26601        11.51181
     6        512,805,468           5.87020             7.25000            51         87,485,794        8.96120        11.51381
     7        501,367,727           6.07342             8.25000            52         84,654,539        8.95542        11.52495
     8        488,717,407           5.86868             8.25000            53         81,918,501        9.37577        11.43330
     9        474,972,685           5.86795             8.25000            54         79,275,871        9.33943        11.30940
    10        460,285,077           6.52276             8.25000            55         76,724,861        9.64025        11.29722
    11        444,868,787           5.86683             8.25000            56         74,259,212        9.30290        11.31544
    12        429,304,906           6.06866             8.25000            57         71,875,972        9.28956        11.32413
    13        414,185,313           5.85367             8.25000            58         69,572,298        10.29857       11.28919
    14        399,498,093           6.05649             8.25000            59         67,345,449        9.28620        11.28083
    15        385,231,910           5.85274             8.24977            60         65,193,047        9.62426        11.07243
    16        371,374,662           5.85212             8.24977            61         63,113,241        9.28558        11.09774
    17        357,914,519           6.05516             8.24976            62         61,101,252        9.58335        11.08070
    18        344,840,049           5.85162             8.24936            63         59,156,006        9.25096        11.11119
    19        332,140,160           6.06762             8.99933            64         57,275,214        9.23697        11.12138
    20        319,804,752           5.86786             8.99936            65         55,456,668        9.55627        11.12858
    21        307,817,736           5.93433             8.99924            66         53,698,236        9.25107        11.18413
    22        296,168,207           6.79403             8.99919            67         51,997,863        9.54603        11.16880
    23        284,861,101           6.29322             8.99900            68         50,353,564        9.20945        11.19152
    24        273,858,356           6.52139             8.99877            69         48,763,425        9.19213        11.19883
    25        263,065,468           6.29300             8.99885            70         47,225,598        10.18569       11.14904
    26        252,278,819           6.50926             8.99885            71         45,738,301        9.17235        11.22855
    27        240,455,561           6.31281             8.99880            72         44,299,813        9.48960        11.24005
    28        227,442,831           6.37667             8.99881            73         42,908,473        9.15342        11.25944
    29        209,218,309           6.66155             8.99835            74         41,562,679        9.44451        11.24659
    30        184,427,708           6.43306             8.99812            75         40,260,885        9.11205        11.26818
    31        162,703,855           6.64716             11.74711           76         39,001,599        9.09390        11.27519
    32        143,942,523           6.45744             11.74688
    33        130,357,571           6.56675             11.73490
    34        122,624,316           7.34851             11.69640
    35        115,175,871           7.03568             11.68534
    36        107,997,957           7.91499             11.68246
    37        101,055,334           7.63004             11.68236
    38        101,055,334           7.89390             11.67940
    39        101,055,334           7.65669             11.66148
    40        101,055,334           7.66820             11.60229
    41        101,055,334           8.18222             11.54468
    42        101,055,334           8.35503             11.54657
    43        101,055,334           8.63106             11.54164
    44        101,055,334           8.34157             11.54951
    45        101,055,334           8.36073             11.54615
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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